Hamilton Sundstrand
A United Technologies Company

PURCHASE ORDER
ORIGINAL

PAGE- 1
PO NUMBER- 7171029
PO TYPE- ON
CHANGE #- 000
PRINT DATE- 3/28/14
ORDER DATE- 03/28/14

PURCHASE ORDER TO

POSITIVE ID CORPORATION
1690 SOUTH CONGRESS AVENUE SUITE 20
DELRAY BEACH FL 33445
UNITED STATES

SHIP TO POMSSI HS POMONA - SENSOR SYSTEMS
2771 NORTH GAREY AVENUE
POMONA CA 91767
UNITED STATES

BUYER MARTINEZ, SERENNA
909 593-3581 X5103

Freight

CARRIER

Spec Instr ON-LOCATION

Item/Description	Line#	Ordered	Unit Cost	UM	Cur	Extension	Need Dt
	1.00	1	70,000.0000	EA		70,000.00	03/30/14
PSID March 2014							
THIS ITEM IS EXEMPT FROM STATE SALES TAX							
	2.00	5	140,000.0000	EA		700,000.00	08/27/14
PSID APRIL-AUGUST							
$140K / MONTH NET 5							
THIS ITEM IS EXEMPT FROM STATE SALES TAX							
	3.00	1	71,000.0000	EA		71,000.00	09/28/14
PSID SEPTEMBER							
POSITIVE ID SUBCONTRACT NET 5							
PER SOW 75-0356 FOR PROTOTYPE.							
THIS ITEM IS EXEMPT FROM STATE SALES TAX							

		Sales Tax	Total Order
Terms NET 5 DAYS	Tax Rt		841,000.00

****
Any Hardware received without the required or correct certifications, per the PO, will be returned to the supplier at the supplier's expense (if the certifications or corrections are not received within 5 days following the receipt of the hardware).
****

Ed Oley For Serenna Martinez KENNETH L. RAY

APPROVAL FOR LESS THAN $25K APPROVAL IF IN EXCESS OF $25K